SELIGMAN NEW TECHNOLOGIES FUND, INC.

MID-YEAR REPORT

JUNE 30, 2002

Seeking Long-Term Capital Appreciation by Investing in Companies That Have the Potential to Produce Tomorrow's Technologies.

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE…VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

…V ALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS
To the Stockholders	1	Statement of Cash Flows	11
Interview With Your Portfolio Manager	2	Notes to Financial Statements	12
Performance Overview	4	Financial Highlights	17
Portfolio Overview	5	Report of Independent Auditors	18
Portfolio of Investments	7	Board of Directors	19
Statement of Assets and Liabilities	9	Executive Officers
Statement of Operations	10	and For More Information	20
Statements of Changes in Net Assets	10	Glossary of Financial Terms	21

TO THE STOCKHOLDERS

For the six months ended June 30, 2002, Seligman New Technologies Fund posted a total return of –43.11% based on net asset value.
During the same period, the technology market, as measured by the Goldman Sachs Technology Index, posted a total return of
–33.07%. The Goldman Sachs Blended Index, which excludes the services and hardware subsectors, posted a total return of –37.37%.

The six-month period remained difficult for technology stocks, as spending for technology by corporations continued to be slow around the world. While we have seen some signs of a rebound, spending within the financial and telecommunications sectors — sectors that had once been the primary drivers of technology spending — remained weak. Private companies, particularly those in the earliest stages of development, have found financing increasingly difficult to obtain, while demand for products and services has diminished considerably.

Although technology stocks delivered particularly disappointing performances, the broader US stock market also declined sharply. Rather than being boosted by some positive economic news, stocks were plagued by uncertainty caused by revelations of fraudulent accounting and irresponsible corporate governance. Like other investors, we at J. & W. Seligman & Co. Incorporated are appalled at the unethical and, in some cases, illegal practices uncovered at some corporations. We would hope that the corporate executives who engaged in malfeasance are dealt with severely.

We are encouraged by and support changes in corporate accounting that will increase the quality and transparency of financial reporting, and by legal and regulatory changes designed to engender more responsible corporate governance. These issues are also being addressed promptly by Congress, the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers, and other regulatory agencies. Most recently, in late July President Bush signed into law a sweeping accounting and corporate reform package known as the Sarbanes-Oxley Act of 2002. We believe that the financial system will benefit as corporations are held to a higher standard of conduct.

Despite the turmoil in the markets, there was positive macroeconomic news. The Federal Reserve Board expressed optimism about the prospects for economic recovery, but left interest rates untouched during the first half of 2002. Industrial production has been on the rise for several months, and high-tech production has also shown some signs of life. Inflation remains benign, and consumers continue to spend at a healthy pace. However, the economic recovery remains fragile. Productivity growth declined in the second quarter, and some economists are scaling back their growth expectations for 2002 and 2003.

While we believe that the technology sector will stage a recovery over the long term, the short term remains highly uncertain. Venture capital, in particular, remains mired in a difficult operating environment, where profits and additional sources of funding continue to be in short supply. Some venture capital companies are likely to survive this difficult time and thrive as the overall economy recovers. Many others, however, are likely to fail.

A discussion with your Portfolio Manager, as well as the Fund’s investments results, portfolio of investments and audited financial statements, follows this letter.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 16, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

STORM BOSWICK

Q:	How did Seligman New Technologies Fund perform		acute depression and is likely to struggle with overca-
	during the six months ended June 30, 2002?		pacity, deflation, and a debt-laden capital structure for
at least the next 12 months. At this point, we feel that
A:	For the six months ended June 30, 2002, Seligman New		the second half of 2003 will be the earliest that any real
	Technologies Fund posted a total return of –43.11%		growth can be achieved in telecom capital spending on
	based on net asset value. During the same time, the		a global basis.
public technology market, as measured by the
	Goldman Sachs Technology Index, posted a total return	Q:	What was your strategy during this difficult time?
of –33.07%. Seligman has created a separate benchmark
	based on this index to measure the performances of the	A:	On the public side, we reduced the Fund’s exposure to
	sectors in which the Fund primarily invests. This index,		software, and added to the Fund’s media positions.
	which we have called the Goldman Sachs Blended		Within media, the companies we have purchased have
	Index, posted a total return of –37.37%. The services		significant free cash flow. These stocks are now trading
	and hardware subsectors are included in the Goldman		at very attractive valuations, and there has been a fun-
	Sachs Technology Index but are excluded from the		damental recovery in general advertising. We saw signs
	Goldman Sachs Blended Index. Seligman New		of this recovery first in radio, and we are now seeing
	Technologies Fund does not typically invest in the serv-		improvement in television and in outdoor advertising
	ices and hardware subsectors, and suffered relative to		as well. These companies are not traditionally thought
	the Goldman Sachs Technology Index because these		of as new technology companies, but they are signifi-
	subsectors continued to outperform during this time.		cant users of technology, and have used new media for
	The indices reflect the performance of the public tech-		promotion.
nology market only.
A TEAM APPROACH
Q:	What economic and market factors affected the
	Fund’s performance during this time?		Seligman New Technologies Fund is managed by
Storm Boswick of the Seligman Technology Group.
A:	Global corporate spending for information technology		Mr. Boswick is assisted in the management of the
	continued to be anemic. Industries that had been the main		Fund by a team of seasoned research professionals
	drivers of information technology spending — telecom,		who develop relationships with technology industry
	financial services, manufacturing, and retail — have all		executives, investment banks, and venture capital
	reduced expenditures in this area dramatically. We began		firms to identify opportunities that they believe
	to see signs of a recovery in manufacturing and retail, but		offer the greatest potential for growth. The
	telecom and financial services — which had been the		Seligman Technology Group is led by Paul H. Wick.
	largest spenders — continued to lag.		Group members include Christopher Boova,
	Financial services have experienced a very deep reces-		Gregory Cote, Eli Davidoff (trader), Ajay Diwan,
	sion, but we think the sector’s spending will recover		Frank Fay (trader), Thomas Hirschfeld, James
	during the first half of 2003. We do not think we will		Nguyen, Richard Parower, Sangeeth Peruri, Patrick
	see any recovery in spending from the telecom services		Renda, Lawrence Rosso (trader), Vishal Saluja,
	and equipment sector at any time during 2002 or even		Reema Shah, Sushil Wagle, Steve Werber, and
	early 2003. This important sector remains mired in an		Lauren Wu.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

STORM BOSWICK

	We have also maintained an overweighting in technol-		customer acceptance and relatively healthy balance
	ogy infrastructure companies with strong cash flow and		sheets. We continue to believe that many of the com-
	clean balance sheets. We believe that they can weather		panies in the Fund’s portfolio have viable long-term
	this recession while continuing to fund research and		prospects, and will do well as the global economy and
	development of next-generation new technology prod-		the technology industry rebound. However, over the
	ucts and services.		short term, these companies will continue to operate
within a very challenging environment and some of
	We reduced the Fund’s exposure to software during this		these companies may not survive.
time because of concerns about the industry’s funda-
	mentals over the short term. However, we are now	Q:	What is your outlook?
looking to increase this weighting once again because
	we believe that software companies will be among the	A:	We believe that the short-term environment for tech-
	first beneficiaries of a global economic recovery.		nology stocks, and particularly for venture capital tech-
nology companies, will remain challenging. As the
Q:	How did the Fund’s venture capital investments per-		global economic recovery takes hold and companies
	form during this time?		feel confident that their earnings are rebounding, only
then can we expect to see a resurgence in technology
A:	The private companies that the Fund owns continued		spending and an improving near-term outlook for tech-
	to struggle within a very challenging environment. The		nology stocks.
value of many of our venture capital investments were
	written down during this time as companies missed		We have positioned the Fund to benefit from the early
	earnings targets or provided new lower guidance for		phase of the recovery, which we believe will favor com-
	future quarters. Some of the Fund’s venture capital		ponent-related companies, especially those that will
	investments failed during this six-month period.		participate in the anticipated and long overdue PC
	Financing has become more difficult to obtain, while		upgrade cycle in 2003, and capital equipment compa-
	end markets for technology products and services have		nies that will benefit from the move from .18 micron
	shrunk. In addition, many companies have become		to .13 micron semiconductors. It should also favor
	increasingly concerned about doing business with pri-		business infrastructure software companies. Over the
	vately held technology providers. However, we believe		longer term, we expect to see a more accommodating
	the Fund’s companies, which are typically late-stage		environment for initial public offerings, and for merg-
	venture capital companies, are generally better posi-		ers and acquisitions as the global economic recovery
	tioned in this environment than early-stage private		seems more secure.
firms because they can better demonstrate widespread

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS
For Periods Ended June 30, 2002

			AVERAGE ANNUAL

					SINCE
		SIX	ONE		INCEPTION
		MONTHS*	YEAR		7/27/99

With Sales Charge**		(44.79)%	(60.95)%		(30.50)%
Without Sales Charge**		(43.11)	(59.75)		(29.78)

Goldman Sachs Technology Index†		(33.07)	(42.49)		(24.40)
Blended Index††		(37.37)	(49.66)		(30.66)

NET ASSET VALUE		CAPITAL LOSS INFORMATION
June 30, 2002	$6.89	For the Six Months Ended June 30, 2002
December 31, 2001	12.11	Realized	$(3.644)
June 30, 2001	17.53	Unrealized	(9.602	)ø

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown.

     Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in foreign technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of capital gain distributions. The returns are calculated with and without the effect of the initial 3% maximum sales charge.
†	The Goldman Sachs Technology Index is an unmanaged benchmark that assumes investment of dividends. It is a broad-based index of publicly owned US technology stocks, designed to measure the performance of the technology sector. The Goldman Sachs Technology Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
††	The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s Manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a 25% equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund’s holdings, however, are not evenly weighted among these four sectors, and the weighting of its holdings may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and its holdings are subject to change. The Blended Index excludes the effect of taxes, fees and sales charges. Investors cannnot invest directly in an index.
ø	Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2002.

PORTFOLIO OVERVIEW

Diversification of Net Assets
June 30, 2002
				PERCENT OF NET ASSETS

				JUNE 30,	DEC. 31,
	ISSUES	COST	VALUE	2002	2001

CONVERTIBLE PREFERRED STOCKS:
Commercial Services and Supplies	1	$3,245,171	$451,630	0.3	—
Communications Equipment	14	27,566,727	4,970,735	3.5	4.1
Health Care	2	9,430,018	37,760,000	26.4	15.2
Internet Software and Services	29	77,928,948	7,352,511	5.1	4.8
IT Consulting and Services	4	11,563,304	7,347,247	5.2	3.1
Media	—	—	—	—	1.4
Software	21	54,414,410	14,284,450	10.0	8.9
Telecommunication Services	3	6,041,740	469,622	0.3	0.3
Miscellaneous	1	306,494	308,060	0.2	0.1

Total Convertible Preferred Stocks	75	190,496,812	72,944,255	51.0	37.9

COMMON STOCKS AND WARRANTS:
Capital Goods	—	—	—	—	1.8
Commercial Services and Supplies	1	1,537,731	1,590,785	1.1	3.1
Communications Equipment	4	20,454,638	8,839,767	6.2	9.8
Computers and Peripherals	—	—	—	—	1.8
Electronics Equipment and Instruments	—	—	—	—	2.6
Internet Software and Services	8	19,903,185	2,440,660	1.7	3.8
IT Consulting and Services	1	24,849	12,044	0.0	1.5
Media	4	25,262,092	20,166,542	14.1	11.6
Semiconductor Equipment and Products	4	20,748,066	12,699,305	8.9	6.6
Software	6	11,006,795	1,944,979	1.4	6.0
Telecommunication Services	2	41,339,339	13,063,356	9.1	9.1

Total Common Stocks and Warrants	30	140,276,695	60,757,438	42.5	57.7

LIMITED PARTNERSHIPS:
Miscellaneous	5	6,414,525	4,339,694	3.1	1.6

CONVERTIBLE PROMISSORY NOTES:
Communications Equipment	4	1,011,249	1,011,200	0.7	—
Computers and Peripherals	—	—	—	—	0.2
Internet Software and Services	3	1,408,210	1,403,975	1.0	0.5

Total Convertible Promissory Notes	7	2,419,459	2,415,175	1.7	0.7

OTHER ASSETS LESS LIABILITIES	—	2,494,240	2,494,240	1.7	2.1

NET ASSETS	117	$342,101,731	$142,950,802	100.0	100.0

Largest Industries
June 30, 2002

PORTFOLIO OVERVIEW

Allocation of Investments
June 30, 2002

Largest Portfolio Holdings
June 30, 2002

SECURITY	VALUE

GMP Companies (Series A)	$37,128,000
Crown Castle International	6,589,431
AOL Time Warner	6,587,138
American Tower	6,473,925
Gateway Learning (Series D)	5,765,768
USA Interactive	5,364,216
LifeMasters Supported SelfCare
(Series E)	5,353,813
Clear Channel Communications	4,630,092
Viacom (Class B)	3,585,096
Agere Systems (Class A)	3,542,840

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES
_________________________

AOL Time Warner
USA Interactive*
Applied Micro Circuits*
Clear Channel Communications*
Crown Castle International
Agere Systems (Class A)
American Tower
Viacom (Class B)*
Intersil (Class A)*
JDS Uniphase

TEN LARGEST SALES
____________________

Cisco Systems**
Mercury Interactive**
American Power Conversion**
L.M. Ericsson Tel. (ADRs)**
Lamar Advertising**
Liberty Media (Class A)**
Equity Securities Trust I**
J.D. Edwards
Comverse Technology**
Peregrine Systems**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
June 30, 2002

	SHARES		VALUE

CONVERTIBLE PREFERRED
STOCKS# 51.0%
COMMERCIAL SERVICES AND
SUPPLIES 0.3%
Index Stock Imagery (Series A Jr.)Ø	642,557		$451,630

COMMUNICATIONS
EQUIPMENT 3.5%
Chorum Technologies (Series D)	694,992		937,544
Chorum Technologies (Series E)	47,652		64,283
Chorum Technologies (Series F)	36,538		51,884
Cielo Communications (Series C)	902,857		—
Geographic Network Affiliates
International (Series A)Ø	63,200		471,472
Geographic Network Affiliates
International (Series B)	316,000		2,357,360
Kestrel Solutions (Series D)	303,147		—
Metro-OptiX (Series B)	80,563		38,351
Metro-OptiX (Series C)	10,233		2,149
Silicon Wave (Series C)	1,283,750		617,689
Silicon Wave (Series D)	187,310		90,126
V-Span (Series B)	14,971		334,752
Viadux (Series C)	210,667		—
WaveSplitter Technologies
(Series F)	73,220		5,125

			4,970,735

HEALTH CARE 26.4%
Bernard Technologies
(Series D)Ø	1,436,364		632,000
GMP Companies (Series A)	1,092,000		37,128,000

			37,760,000

INTERNET SOFTWARE AND
SERVICES 5.1%
Adexa (Series C)	98,003		169,729
Arzoon (Series C)	133,333		—
EoExchange (Series D)Ø	2,271,028		—
ePolicy.com (Series B)	562,113		224,845
Homegain.com (Series C)	711,000		746,550
HomePoint (Series B)	47,400		—
Infomediary Technology
Solutions (Series A)	1,660,130	†	—
Infomediary Technology
Solutions (Series C)	1,338,776		—
Infomediary Technology
Solutions (Series D)	109,090		—
Interactive Video Technologies
(Series B)Ø	2,334,091		79,593
Juniper Financial (Series B)	983,169		166,991
Knowledge Mechanics Group
(Series B)Ø	241,387		1,689
MaMaMedia (Series D)	622,222		7,168
MarketFirst Software (Series D)	1,534,980		—
MarketFirst Software (Series E)	198,685	†	42,309
Movie Magic Technologies
(Series D)	816,567		2,940
NeoPlanet (Series B)	526,228		165,914
OurHouse (Series D)	1,316,666		1,263,999
	SHARES		VALUE

INTERNET SOFTWARE
AND SERVICES (continued)
Qpass (Series E)	271,043		$268,143
Qpass (Series F)	94,464		87,852
QuinStreet (Series B)	166,102		265,763
RealNames (Series C)	130,667		—
RealNames (Series E)	840,000	†	—
Techies.com (Series C)	743,529		—
The Petroleum Place (Series C)	68,505		2,438,778
UGO Networks (Series II)	14,508,107		435,243
Vcommerce (Series B)	994,837		706,334
Vcommerce (Series C)	135,600		101,700
Vividence (Series D)	84,988		176,971

			7,352,511

IT CONSULTING
AND SERVICES 5.2%
Access Data (Series A)Ø	3,190,909		1,946,455
Complient (Series A)	369,624		46,979
LifeMasters Supported SelfCare
(Series E)	510,318		5,353,813
Nitorum (Series B)	150,100		—

			7,347,247

SOFTWARE 10.0%
Allegis (Series E)	132,230		335,864
Biometric Access (Series A-1)	20,082	†	21,675
BOPS (Series C)	464,000		—
Coventor (Series D)	823,944		2,364,719
Entegrity Solutions (Series D)	315,221		31,600
Enterworks (Series A)	2,747,826		—
EverAd (Series B)	1,193,800		441,706
FlashPoint Technology
(Series E)	1,037,037		—
Gateway Learning (Series D)	1,441,442		5,765,768
Global Commerce Systems
(Series A)	1,746		84
Global Commerce Systems
(Series D)	1,125,148		54,007
iBiquity Digital (Series A)	383,495		1,472,038
iBiquity Digital (Series C)	464,144		1,424,922
Lineo (Series B)	266,667		23,221
Lineo (Series C)	333,333		31,847
Lineo (Series F)	37,648	†	3,012
Network Specialists (Series A)	231,275		—
NeuVis (Series D)Ø	36,647,446		—
NeuVis (Series E)Ø	21,090,630		822,535
ProAct Technologies (Series C)	1,600,000		816,000
Sensable Technologies (Series C)	489,458		675,452

			14,284,450

TELECOMMUNICATION
SERVICES 0.3%
ART Advanced Recognition
Technologies (Series D)	1,312,000		328,000
fusionOne (Series D)	345,420		141,622
w-Technologies (Series A)	240,233		—

			469,622

MISCELLANEOUS 0.2%
Far Blue (Series E)
(United Kingdom)	202,053		308,060

TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $190,496,812)			72,944,255

See footnotes on page 8.

PORTFOLIO OF INVESTMENTS
June 30, 2002

	SHARES,
	WARRANTS,
	UNITS		VALUE

COMMON STOCKS
AND WARRANTS 42.5%
COMMERCIAL SERVICES
AND SUPPLIES 1.1%
Amdocs*	210,700	shs.	$1,590,785

COMMUNICATIONS
EQUIPMENT 6.2%
Centillium Communications*	251,900		2,194,049
CIENA*	427,369		1,788,539
JDS Uniphase*	1,296,400		3,454,906
Polycom*	117,100		1,402,273

			8,839,767

INTERNET SOFTWARE
AND SERVICES 1.7%
CNET Networks*	512,900		1,023,236
e-centives#	180,719		36,834
etang.com#	71,457		54,307
iBEAM Broadcasting#	1,774		2
Knowledge Mechanics Group#Ø	1,206,931		1,690
Moai Technologies#	131,177		42,804
Shopfast# (Australia)	282,013		1,278,239
UGO Networks#	2,217,544		3,548

			2,440,660

IT CONSULTING AND SERVICES
Axentis LLC#	67,828	uts.	12,044

MEDIA 14.1%
AOL Time Warner*	447,800	shs.	6,587,138
Clear Channel Communications*	144,600		4,630,092
USA Interactive*	228,800		5,364,216
Viacom (Class B)*	80,800		3,585,096

			20,166,542

SEMICONDUCTOR EQUIPMENT
AND PRODUCTS 8.9%
Agere Systems (Class A)*	2,530,600		3,542,840
Applied Micro Circuits*	610,100		2,882,722
Intersil (Class A)*	139,500		2,981,813
Texas Instruments	138,900		3,291,930

			12,699,305

SOFTWARE 1.4%
DecisionPoint Applications#	269,231		24,231
J.D. Edwards#	38,737		236,199
Entegrity Solutions#	1,467,189		36,694
GoSolutions#	342,411		108,701
GoSolutions (Series A)	226,745	wts.	129,245
Printcafe Software*	280,300	shs.	1,409,909

			1,944,979

TELECOMMUNICATION
SERVICES 9.1%
American Tower	1,876,500		6,473,925
Crown Castle International*	1,676,700		6,589,431

			13,063,356

		PARTNERSHIP
		INTEREST OR
		PRIN. AMT.		VALUE

TOTAL COMMON STOCKS
AND WARRANTS
(Cost $140,276,695)				$60,757,438

LIMITED
PARTNERSHIPS# 3.1%
(Cost $6,414,525)
MISCELLANEOUS 3.1%
Asia Internet Capital Ventures		$336,174		278,560
Compass Venture Partners		449,999		402,209
Edison Venture Fund IV		2,250,167		1,935,144
InnoCal II		1,012,006		744,939
Walden VC II		2,340,572		978,842

				4,339,694

CONVERTIBLE PROMISSORY
NOTESØØ 1.7%
COMMUNICATIONS
EQUIPMENT 0.7%
Geographic Network Affiliates
International:
9%, payable on demand*		252,800	†	252,800
9%, payable on demand*		252,800	†	252,800
9%, due 7/4/2002*		252,800	†	252,800
9%, due 8/12/2002*		252,800	†	252,800

				1,011,200

INTERNET SOFTWARE
AND SERVICES 1.0%
Techies.com:
9%, payable on demand*		771,976	†	771,976
9%, due 2/20/2006*		421,333		421,333
9%, due 2/20/2008*		210,666		210,666

				1,403,975

TOTAL CONVERTIBLE
PROMISSORY NOTES
(Cost $2,419,459)				2,415,175

TOTAL INVESTMENTS 98.3%
(Cost $339,607,491)				140,456,562

OTHER ASSETS
LESS LIABILITIES 1.7%				2,494,240

NET ASSETS 100.0%				$142,950,802

*	Non-income producing security.
#	Restricted and non-income producing security unless noted.
ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).
øø	Restricted.
†	Warrants attached.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002

ASSETS:
Investments, at value:
Convertible preferred stocks* (cost $190,496,812)	$72,944,255
Common stocks* and warrants (cost $140,276,695)	60,757,438
Limited partnerships (cost $6,414,525)	4,339,694
Convertible promissory notes (cost $2,419,459)	2,415,175	$140,456,562

Receivable for securities sold		11,038,622
Expenses prepaid to stockholder service agent		53,268
Other		89,689

Total Assets		151,638,141

LIABILITIES:
Payable for securities purchased		7,564,013
Management fee payable		253,906
Bank overdraft		391,124
Accrued expenses and other		478,296

Total Liabilities		8,687,339

Net Assets		$142,950,802

COMPOSITION OF NET ASSETS:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized;
20,740,489 shares outstanding):		$207,405
Additional paid-in capital		571,488,356
Accumulated net investment loss		(3,116,903)
Accumulated net realized loss		(226,477,127)
Net unrealized depreciation of investments		(199,150,929)

Net Assets		$142,950,802

NET ASSET VALUE PER SHARE		$6.89

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $38,329,372 and a value of $4,407,064.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
Dividends	$58,899

Total Investment Income		$58,899

EXPENSES:
Management fee	2,031,742
Stockholder servicing fees	507,963
Stockholder account services	278,484
Write-off of interest receivable	123,093
Stockholder reports and communications	89,551
Custody and related services	65,088
Auditing and legal fees	50,148
Directors’ fees and expenses	10,735
Miscellaneous	7,770

Total Expenses		3,164,574

Net Investment Loss		(3,105,675)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments*	(75,573,184)
Net change in unrealized depreciation of investments	(32,252,964)

Net Loss on Investments		(107,826,148)

Decrease in Net Assets from Operations		$(110,931,823)

STATEMENTS OF CHANGES IN NET ASSETS

			SIX MONTHS ENDED	YEAR ENDED
			JUNE 30, 2002	DECEMBER 31, 2001

OPERATIONS:
Net investment loss			$(3,105,675)	$(10,543,319)
Net realized loss on investments			(75,573,184)	(150,620,057)
Net change in unrealized depreciation of investments			(32,252,964)	(151,345,493)

Decrease in Net Assets from Operations			(110,931,823)	(312,508,869)

DISTRIBUTIONS TO STOCKHOLDERS:
Net realized short-term gain on investments**			—	(891,284)
Net realized long-term gain on investments			—	(4,934,671)

Decrease in Net Assets from Distributions			—	(5,825,955)

	SHARES

	SIX MONTHS ENDED	YEAR ENDED
CAPITAL SHARE TRANSACTIONS:	JUNE 30, 2002	DECEMBER 31, 2001

Shares issued in payment of gain distributions	—	496,298	—	5,533,686
Shares repurchased	(1,519,643)	(4,485,610)	(15,747,724)	(79,736,370)

Decrease in Net Assets from
Capital Share Transactions	(1,519,643)	(3,989,312)	(15,747,724)	(74,202,684)

Decrease in Net Assets			(126,679,547)	(392,537,508)

NET ASSETS:
Beginning of period			269,630,349	662,167,857

End of Period (net of accumulated net investment loss
of $3,116,903 and $11,228, respectively)			$142,950,802	$269,630,349

*	Includes net realized loss from affiliated issuers of $6,324,967.
**	For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(110,931,823)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(182,506,407)
Proceeds from disposition of investment securities	198,243,834
Purchases/maturities of short-term investment securities, net	5,900,000
Decrease in interest receivable	162,349
Increase in receivable for securities sold	(10,302,415)
Decrease in other assets	81,616
Increase in payable for securities purchased	6,842,467
Decrease in management fee payable, accrued expenses and other	(299,578)
Net change in unrealized depreciation of investments	32,252,964
Net realized loss on investments	75,573,184

Net Cash Provided by Operating Activities	15,016,191

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment for shares of Common Stock repurchased	(15,747,724)
Bank overdraft	391,124

Net Cash Used in Financing Activities	(15,356,600)

Net decrease in cash	(340,409)
Cash balance at beginning of period	340,409

Cash Balance at End of Period	$—

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies — The financial statements of Seligman New Technologies Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

     The Fund may invest in equity securities of privately-owned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. The Fund will not make investments in new venture capital companies until the percentage of the Fund’s net assets invested in venture capital companies falls below 35%, but the Fund may make further investments in venture capital companies in which it has previously invested (“Follow-on Investments”) if J. & W. Seligman & Co. Incorporated (the “Manager”) believes that the Fund could be adversely affected by not participating in such Follow-on Investments. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

     Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a venture capital company in which the Fund invests undertakes an initial public offering, or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value.

     The Fund may also hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities is often the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

     At June 30, 2002, market quotations were not readily available for securities valued at $81,387,248 (56.9% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.

Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

f.	Distributions to Stockholders — The treatment for financial statement purposes of distributions made to stockholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

2.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2002 amounted to $182,506,407 and $198,243,834, respectively.

At June 30, 2002, the cost of investments for federal income tax purposes was $340,016,436. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of

.

NOTES TO FINANCIAL STATEMENTS

$408,945. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $35,464,295 and $235,024,169, respectively.

3.

Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund’s outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as much as seven days after such pricing date.

     During the six months ended June 30, 2002, the Fund completed two quarterly repurchase offers, one which commenced in December 2001, and was completed in January 2002, and the other which commenced in March 2002 and was completed in April 2002. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

	PERCENT OF
	SHARES TENDERED	REPURCHASE
REPURCHASE DATE	AND REPURCHASED	AMOUNTS

January 11, 2002	3.1%	$8,089,493
April 12, 2002	3.9	7,658,231

     In addition, on July 12, 2002, the Fund repurchased 6.1% of its shares, representing all shares tendered, for $8,578,834.

4. Management Fee, Stockholder Servicing Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 2.00% per annum of the Fund’s average daily net assets.

     Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the six months ended June 30, 2002, such fees aggregated $507,963 or 0.50% per annum of the Fund’s average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $278,484 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2002, of $10,797 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $79,808,077, which is available for offset against future taxable net capital gains, expiring in 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

     In addition, the Fund elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $68,722,780 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

6. Restricted Securities — At June 30, 2002, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2002, were as follows:

INVESTMENTS	ACQUISITION DATE	COST	VALUE

Convertible Preferred Stocks:
Access Data (Series A)	3/29/00	$5,265,000	$1,946,455
Adexa (Series C)	8/24/00	1,244,950	169,729
Allegis (Series E)	8/31/00	1,623,784	335,864
ART Advanced Recognition Technologies (Series D)	12/6/99	3,285,655	328,000
Arzoon (Series C)	4/11/00	1,000,369	—
Bernard Technologies (Series D)	11/8/99	3,957,011	632,000
Biometric Access (Series A-1)*	10/4/00	257,116	21,675

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS	ACQUISITION DATE	COST	VALUE

Convertible Preferred Stocks (continued)
BOPS (Series C)	6/8/00	$1,161,322	—
Chorum Technologies (Series D)	11/10/99	3,244,092	$937,544
Chorum Technologies (Series E)	9/8/00	821,521	64,283
Chorum Technologies (Series F)	9/21/01	57,730	51,884
Cielo Communications (Series C)	11/17/99	3,164,385	—
Complient (Series A)	6/23/00	632,035	46,979
Coventor (Series D)	3/8/00	5,265,002	2,364,719
Entegrity Solutions (Series A-1)	4/25/02	31,600	31,600
Enterworks (Series A)	12/30/99	3,160,000	—
EoExchange (Series D)	10/15/99	4,863,737	—
ePolicy.com (Series B)	5/2/00	1,999,998	224,845
EverAd (Series B)	2/16/00	3,163,437	441,706
Far Blue (Series E)	7/26/00	306,494	308,060
FlashPoint Technology (Series E)	9/10/99	4,202,954	—
fusionOne (Series D)	9/13/00 to 10/11/00	1,875,631	141,622
Gateway Learning (Series D)	3/22/00	6,400,003	5,765,768
Geographic Network Affiliates International (Series A)	12/29/99	6,320,000	471,472
Geographic Network Affiliates International (Series B)	12/5/01	—	2,357,360
Global Commerce Systems (Series A)	4/6/00	30,005	84
Global Commerce Systems (Series D)	4/6/00	5,474,826	54,007
GMP Companies (Series A)	9/15/99	5,473,006	37,128,000
Homegain.com (Series C)	12/29/99	7,110,000	746,550
HomePoint (Series B)	1/10/00	3,160,158	—
iBiquity Digital (Series A)	1/19/00	3,559,221	1,472,038
iBiquity Digital (Series C)	4/24/02	1,424,922	1,424,922
Index Stock Imagery (Series A Jr.)†	3/20/00	3,245,171	451,630
Infomediary Technology Solutions (Series A)*	10/6/00	1,001,515	—
Infomediary Technology Solutions (Series C)	9/22/99	3,287,004	—
Infomediary Technology Solutions (Series D)	2/3/00	659,995	—
Interactive Video Technologies (Series B)	12/23/99	5,135,000	79,593
Juniper Financial (Series B)	8/30/00	2,845,081	166,991
Kestrel Solutions (Series D)	1/25/00	3,952,809	—
Knowledge Mechanics Group (Series B)	11/24/99	1,777,501	1,689
LifeMasters Supported SelfCare (Series E)	1/31/00	4,082,544	5,353,813
Lineo (Series B)	3/20/00	805,241	23,221
Lineo (Series C)	4/28/00	2,002,228	31,847
Lineo (Series F)*	8/7/01	75,296	3,012
MaMaMedia (Series D)	8/6/99	3,365,302	7,168
MarketFirst Software (Series D)	9/10/99	1,636,356	—
MarketFirst Software (Series E)*	9/1/00	572,213	42,309
Metro-OptiX (Series B)	6/23/00	797,574	38,351
Metro-OptiX (Series C)	9/28/01	24,150	2,149
Movie Magic Technologies (formerly
Creative Planet) (Series D)	7/10/00	613,152	2,940
NeoPlanet (Series B)	2/18/00	6,319,998	165,914
Network Specialists (Series A)	4/14/00	1,760,003	—
NeuVis (Series D)	10/6/99 & 1/24/00	4,890,130	—
NeuVis (Series E)	7/9/01	1,098,321	822,535
Nitorum (Series B)	1/28/00	1,583,725	—
OurHouse (Series D)	2/11/00	7,899,996	1,263,999
The Petroleum Place (Series C)	3/7/00	4,050,016	2,438,778
ProAct Technologies (Series C)	3/23/00	6,403,998	816,000
Qpass (Series E)	5/2/00	1,853,934	268,143
Qpass (Series F)	5/2/00 to 5/11/01	306,066	87,852
QuinStreet (Series B)	5/25/00	490,001	265,763
RealNames (Series C)	8/5/99	588,002	—
RealNames (Series E)*	10/17/00	4,204,531	—
Sensable Technologies (Series C)	4/5/00	1,625,001	675,452
Silicon Wave (Series C)	12/6/99	5,138,310	617,689
Silicon Wave (Series D)	8/18/00	2,105,364	90,126

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS	ACQUISITION DATE	COST	VALUE

Convertible Preferred Stocks (continued)
Techies.com (Series C)*	1/27/00	$6,320,139	$—
UGO Networks (Series II)	1/30/01	575,174	435,243
V-Span (Series B)	6/7/00	524,981	334,752
Vcommerce (Series B)	11/2/99	3,166,436	706,334
Vcommerce (Series C)	8/4/00	631,896	101,700
Viadux (formerly RC Networks) (Series C)	12/10/99	790,001	—
Vividence (Series D)	9/12/00	1,250,428	176,971
WaveSplitter Technologies (Series F)	9/22/00	625,811	5,125
w-Technologies (Series A)	7/20/00	880,454	—

		190,496,812	72,944,255

Common Stocks and Warrants:
Axentis LLC	6/23/00	24,849	12,044
DecisionPoint Applications	4/20/00	1,751,523	24,231
e-centives	2/18/00	1,845,155	36,834
J.D. Edwards	3/6/00	264,133	236,199
Entegrity Solutions	2/16/00	3,163,621	36,694
etang.com	12/31/01	—	54,307
GoSolutions	4/3/00 to 3/19/01	2,967,018	108,701
GoSolutions (Warrants)	5/24/01	57,500	129,245
iBEAM Broadcasting	3/9/00	121,503	2
Knowledge Mechanics Group	11/24/99	1,777,501	1,690
Moai Technologies	1/25/00	6,320,002	42,804
Shopfast	12/20/99 to 1/19/01	3,232,513	1,278,239
UGO Networks	11/12/99	3,162,334	3,548

		24,687,652	1,964,538

Limited Partnerships:
Asia Internet Capital Ventures	8/15/00	336,742	278,560
Compass Venture Partners	11/22/99 to 2/21/02	458,087	402,209
Edison Venture Fund IV	10/18/99 to 1/8/02	2,254,638	1,935,144
InnoCal II	6/9/00 to 4/1/02	1,013,997	744,939
Walden VC II	5/17/00 to 5/21/02	2,351,061	978,842

		6,414,525	4,339,694

Convertible Promissory Notes:
Geographic Network Affiliates
International:
9%, payable on demand*	12/5/01	252,800	252,800
9%, payable on demand*	1/11/02	252,800	252,800
9%, due 7/4/2002*	2/4/02	252,849	252,800
9%, due 8/12/2002*	3/12/02	252,800	252,800
Techies.com:
9%, payable on demand*	6/7/00	771,976	771,976
9%, due 2/20/2006	2/22/01	425,568	421,333
9%, due 2/20/2008	2/22/01	210,666	210,666

		2,419,459	2,415,175

Total		$224,018,448	$81,663,662

*	Warrants attached.
†	Effective May 15, 2002, Series F converted to Series A Jr.

NOTES TO FINANCIAL STATEMENTS

7. Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of affiliated issuers during the six months ended June 30, 2002, is as follows:

		GROSS	GROSS
		PURCHASES	SALES
	BEGINNING	AND	AND	ENDING	DIVIDEND	REALIZED	ENDING
AFFILIATE	SHARES	ADDITIONS	REDUCTIONS	SHARES	INCOME	GAIN (LOSS)	VALUE

Access Data (Series A)	3,190,909	—	—	3,190,909	—	$—	$1,946,455
Bernard Technologies
(Series D)	1,436,364	—	—	1,436,364	—	—	632,000
EoExchange (Series D)	2,271,028	—	—	2,271,028	—	—	—
Geographic Network
Affiliates (Series A)	63,200	—	—	63,200	—	—	471,472
Index Stock Imagery
(Series A Jr.)	648,000	—	5,443	642,557	—	—	451,630
Interactive Video
Technologies (Series B)	2,334,091	—	—	2,334,091	—	—	79,593
Internet Appliance
Network (Series B)	2,558,704	—	2,558,704	—	—	(6,324,967)	—
Knowledge Mechanics
Group (Series B)	241,387	—	—	241,387	—	—	1,689
Knowledge Mechanics
Group (common stock)	1,206,931	—	—	1,206,931	—	—	1,690
NeuVis (Series D)	36,647,446	—	—	36,647,446	—	—	—
NeuVis (Series E)	21,090,630	—	—	21,090,630	—	—	822,535

Total						$(6,324,967)	$4,407,064

FINANCIAL HIGHLIGHTS

     The table below is intended to help you understand the Fund’s financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

	SIX MONTHS ENDED JUNE 30, 2002			7/27/99* TO 12/31/99
		YEAR ENDED DECEMBER 31,

		2001	2000

PER SHARE DATA:
Net Asset Value, Beginning of Period	$12.11	$25.23	$37.34	$24.25

Income from Investment Operations:
Net investment loss	(0.15)	(0.44)	(0.97)	(0.13)
Net realized and unrealized gain (loss) on investments	(5.07)	(12.41)	(5.10)	14.70

Total from Investment Operations	(5.22)	(12.85)	(6.07)	14.57

Distributions from net realized capital gains	—	(0.27)	(6.04)	(1.43)
Offering costs	—	—	—	(0.05)

Net Increase (Decrease) in Net Asset Value	(5.22)	(13.12)	(12.11)	13.09

Net Asset Value, End of Period	$6.89	$12.11	$25.23	$37.34

TOTAL RETURN:	(43.11)%	(50.85)%	(20.96)%	60.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$142,951	$269,630	$662,168	$905,287
Ratio of expenses to average net assets	3.12%†	2.79%	2.67%	2.78%†
Ratio of net investment loss to average net assets	(3.06)%†	(2.56)%	(2.49)%	(1.06)%†
Portfolio turnover rate	90.00%	125.60%	122.67%	112.41%

*	Commencement of operations.
†	Annualized. See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders,
Seligman New Technologies Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund, Inc., including the portfolio of investments, as of June 30, 2002, the related statements of operations and of cash flows for the six months then ended, and of changes in net assets for the six months then ended and for the year ended December 31, 2001, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of securities owned as of June 30, 2002 by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund, Inc. as of June 30, 2002, the results of its operations and cash flows for the six months then ended, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 16, 2002

BOARD OF DIRECTORS

John R. Galvin 2, 4	Leroy C. Richie 2, 4
Dean Emeritus, Fletcher School of Law and Diplomacy	Chairman and CEO, Q Standards Worldwide, Inc.
at Tufts University
James Q. Riordan 3, 4
Paul C. Guidone 1	Trustee,Committee for Economic Development
Chief Investment Officer,
J. & W. Seligman & Co. Incorporated	Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.
Alice S. Ilchman 3, 4
Director, Jeannette K. Watson Summer Fellowships
Trustee, Committee for Economic Development	James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Frank A. McPherson 3, 4	Director,C-SPAN
Director, Conoco Inc.	Director,CommScope, Inc.
Director, Integris Health
Brian T. Zino 1
John E. Merow 2, 4	President, J& W. Seligman & Co. Incorporated
Director, Commonwealth Industries, Inc.	Chairman ,Seligman Data Corp.
Trustee, New York-Presbyterian Hospital	Chairman, ICI Mutual Insurance Company
Retired Chairman and Senior Partner,	Member of the Board of Governors,
Sullivan & Cromwell	Investment Company Institute

Betsy S. Michel 2, 4	Fred E. Brown
Trustee, The Geraldine R. Dodge Foundation	Director Emeritus

William C. Morris 1
Chairman of the Board,	Member:	1	Executive Committee
J. & W. Seligman & Co. Incorporated		2	Audit Committee
Chairman, Carbo Ceramics Inc.		3	Director Nominating Committee
Director, Kerr-McGee Corporation		4	Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris	Storm Boswick	Lawrence P. Vogel
Chairman	Vice President	Vice President and Treasurer

Brian T. Zino	Thomas G. Rose	Frank J. Nasta
President	Vice President	Secretary

FOR MORE INFORMATION

Manager	Independent Auditors	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Deloitte & Touche LLP	(800) 221-2450	Stockholder Services
100 Park Avenue
New York, NY 10017	Stockholder Service Agent	(800) 445-1777	Retirement Plan
	Seligman Data Corp.		Services
General Counsel	100 Park Avenue
Sullivan & Cromwell	New York, NY 10017	(212) 682-7600	Outside the
United States

		(800) 622-4597	24-Hour Automated
Telephone Access
Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

National Association of Securities Dealers (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

J. & W. Seligman & Co.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

www.seligman.com

This report is intended only for the information of stockholders or those who have received the offering prospectus covering shares of Common Stock of Seligman New Technologies Fund, Inc., which contains information about the sales charges, management fee, and other costs.

CENT3 6/02

Printed on Recycled Paper